Exhibit 10.4

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of March 19, 2020, by and among Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties, Barclays Bank PLC, as the Administrative Agent (the “Administrative Agent”) and each Lender party hereto (constituting Required Lenders).

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of March 16, 2017 (as amended by the Joinder Agreement and Amendment, dated as of July 1, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Aveanna Healthcare Intermediate Holdings LLC (f/k/a BCPE Eagle Intermediate Holdings LLC), a Delaware limited liability company, the Borrower (f/k/a BCPE Eagle Buyer LLC), the lending institutions from time to time party thereto, and Barclays Bank PLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, and a Lender (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, the Borrower and the Required Lenders desire to amend Section 5.2 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.    Amendments to the Credit Agreement.

(a)    Section 5.2(a)(v) of the Credit Agreement is hereby deleted in its entirety.

(b)    The definition of “Net Litigation Proceeds”, set forth in Section 5.2(a) of the Credit Agreement, is hereby deleted in its entirety.

(c)    The following provision is added as a new Section 13.24 of the Credit Agreement:

“Section 13.24. Acknowledgement Regarding Any Supported QFC. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 13.24, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

2.    Conditions Precedent.

(a)    This Amendment shall become effective on the first date (the “Amendment No. 2 Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(i)    The Administrative Agent (or its counsel) shall have received this Amendment, executed and delivered by a duly Authorized Officer of each Credit Party and Lenders constituting Required Lenders.

(ii)    On, or prior to, the date hereof, the Sponsors and co-investors arranged or designated by the Sponsors, or a direct or indirect parent of the Borrower, will make an equity investment in Borrower, in an aggregate amount that is not less than $50,000,000 (which equity contribution (x) shall not constitute an Excluded Contribution, and (y) shall not be counted toward amounts available under clause (ix) of the definition of “Permitted Investments” or Section 10.5(a)(iii)(B) or Section 10.5(a)(iii)(C))).

(iii)    All fees and expenses previously agreed in writing to be paid on the Amendment No. 2 Effective Date, in each case to the extent invoiced at least three (3) Business Days prior to the Amendment No. 2 Effective Date, shall have been paid, or shall be paid substantially concurrently with, the Amendment No. 2 Effective Date.

2

3.    Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent that:

(a)    Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)    The representations and warranties of the Credit Parties contained in each Credit Document to which they are a party are true and correct in all material respects (provided that, in each case, to the extent any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 2 Effective Date, in which case as of such specific date.

(c)    No Event of Default has occurred and is continuing, or would result immediately after giving effect to this Amendment.

4.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Credit Document. Each reference to the Credit Agreement in any Credit Document will deemed to be a reference to the Credit Agreement as amended hereby.

5.    Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the terms of this Agreement and the amendment of the Credit Agreement effected hereby. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that any of the Credit Documents (as they may be modified by this Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement other than to the extent expressly contemplated hereby.

6.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing with the consent of the Persons required to sign such instrument by Section 13.1 of the Credit Agreement.

7.    Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

3

8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts shall be deemed originals and taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

BARCLAYS BANK PLC, as the Administrative Agent

By:	/s/ Edward Pan
Name:	Edward Pan
Title:	Associate

BARCLAYS BANK PLC,
as a Revolving Credit Lender

By:	/s/ Edward Pan
Name:	Edward Pan
Title:	Associate

[Signature Page to Amendment No. 2 to First Lien Credit Agreement (Aveanna)]

LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT

AVEANNA HEALTHCARE LLC, as the Borrower

By:	/s/ H. Anthony Strange
Name:	H. Anthony Strange
Title:	Chief Executive Officer and President

AVEANNA HEALTHCARE INTERMEDIATE HOLDINGS LLC
OPTION 1 BILLING GROUP, LLC
OPTION 1 NUTRITION SOLUTIONS, LLC
DAWSON THOMAS, INC.
OPTION 1 NUTRITION SOLUTIONS, LLC
DM HOLDCO, INC.
EHSDE HOLDINGS, INC.
EPIC ACQUISITION, INC.
EPIC HEALTH SERVICES, INC.
EPIC HEALTH SERVICES (DE), LLC
FHH HOLDINGS, INC.
FREEDOM HOME HEALTHCARE, INC.
LCA HOLDING, INC.
OPTION 1 NUTRITION GROUP, LLC
OPTION 1 NUTRITION HOLDINGS, INC.
PEDIATRIA HEALTHCARE LLC
PEDIATRIC HOME HEALTH CARE HOLDINGS, INC.
PEDIATRIC SERVICES HOLDING CORPORATION
PEDIATRIC SERVICES OF AMERICA, INC.
PSA HEALTHCARE INTERMEDIATE HOLDING INC.
SANTE GP, LLC
SANTE HOLDINGS, INC.
PEDIATRIC SERVICES OF AMERICA, INC.
LOVING CARE AGENCY, INC.
HOME HEALTH CARE OF NORTHERN NEVADA, LLC
JED ADAM ENTERPRISES, LLC
PENNHURST GROUP, LLC
AMERICAN STAFFING SERVICES, INC.
ANDVENTURE, INC.
CARE AMERICA HOME CARE SERVICES, INC.
CARE UNLIMITED, INC.
EPIC HEALTH SERVICES (PA), LLC
FIRSTAFF NURSING SERVICES, INC.

[Signature Page to Amendment No. 2 to First Lien Credit Agreement (Aveanna)]

REHABILITATION ASSOCIATES, INC.

OPTION 1 NUTRITION SOLUTIONS CA, INC.

PREMIER HEALTHCARE SERVICES, LLC

FREEDOM ELDERCARE NY, INC.

PEDIATRIC HOME NURSING SERVICES, INC.

AB INNOVATIONS HEALTH SERVICES INCORPORATED

ASSURE HOME HEALTHCARE, INC.

CHILD’S PLAY THERAPEUTIC HOMECARE INC

EPIC HEALTH SERVICES, INC.

EPIC PEDIATRIC THERAPY, L.P.

MEDCO RESPIRATORY INSTRUMENTS, INCORPORATED

PYRA MED HEALTH SERVICES, LLC

TCG HOME HEALTH, LLC

TCGHHA, LLC

HOMEFIRST HEALTHCARE SERVICES, LLC NURSES TO GO, LLC

OPTION 1 NORTHWEST ENTERAL, LLC

PEDIATRIC SPECIAL CARE, INC.

EPIC HEALTH SERVICES, INC.

each as a Guarantor

By:	/s/ H. Anthony Strange
Name:	H. Anthony Strange
Title:	Chief Executive Officer and President

[Signature Page to Amendment No. 2 to First Lien Credit Agreement (Aveanna)]